UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

Sucampo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33609	30-0520478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, 3rd Floor

Bethesda, MD 20814

(Address of principal executive offices, including zip code)

(301) 961-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Beginning on September 22, 2015, Sucampo Pharmaceuticals, Inc. (the “Company”) will hold meetings with potential lenders in connection with the financing of its proposed acquisition of R-Tech Ueno.  A copy of the presentation that will accompany the meetings is being furnished as Exhibit 99.1 to this Current Report on Form 8-K, the contents of which are incorporated herein by reference.

The information contained in the presentation furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

99.1	Presentation titled “Lender Presentation” dated September 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

	By:	/s/ Andrew P. Smith
Date: September 21, 2015		Name: Andrew P. Smith Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Presentation titled “Lender Presentation” dated September 2015.